UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 27, 2011
CALIFORNIA WATER SERVICE GROUP
(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13883 (Commission file number)	77-0448994 (I.R.S. Employer Identification Number)

1720 North First Street
San Jose, California (Address of principal executive offices)	95112 (Zip Code)
(408) 367-8200

(Registrant’s telephone number, including area code)
N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     On April 27, 2011, California Water Service Group (the “Company”) issued a press release (a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference) announcing the declaration of a quarterly dividend of $0.3075 per common share payable on May 20, 2011, to stockholders of record on May 9, 2011.

Item 9.01.	Financial Statements and Exhibits.
     We hereby furnish the following exhibit with this report:

Exhibit No.	Description
99.1	Press Release issued April 27, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP
Date: April 27, 2011	By:	/s/ Martin A. Kropelnicki
		Name:	Martin A. Kropelnicki
		Title:	Vice President, Chief Financial Officer and Treasurer